Goodwill	12 Months Ended
Jun. 30, 2025
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill	Goodwill
The carrying amount and movements of goodwill was as follows:

	Note	$
Balance at July 1, 2023		187,502
Balance at June 30, 2024		187,502
Disposal of VoIP Supply LLC	20	(662)
Balance at June 30, 2025		186,840
There is no addition to goodwill for the year ended June 30, 2025.

The Company performed an annual impairment test for its single CGU as at June 30, 2025. The recoverable amount of the Company’s only CGU (“Sangoma”) was determined based on a fair value less costs to sell valuation model which used cash flow projections based on financial forecasts from management covering a four-year period and an after-tax discount rate of 11.0% (pre-tax – 12.7%) per annum. The terminal value beyond the four-year period was determined using an enterprise value to revenue exit multiple based on peer group valuations. The cash flow projections used in estimating the recoverable amount were generally consistent with results achieved historically adjusted for anticipated growth. The Company concluded that the carrying value of its CGU was lower than the recoverable amount, therefore no non-cash goodwill impairment charge was recognized in the year ended June 30, 2025 (year ended June 30, 2024 - $nil). As of June 30, 2025, the carrying value of the Sangoma CGU was $254,195 and the recoverable amount was $288,420 giving rise to a surplus of $34,225.

The Company performed sensitivities of key assumptions used in the impairment test at June 30, 2025 and determined that if all other assumptions were held constant:

•A 0.5% increase or decrease in the after-tax discount rate would change the estimated fair value by $5,300.

•A 10% increase or decrease in the revenue exit multiple used in determining the terminal value would change the estimated fair value by $22,000.